Exhibit 10.2

                                WAIVER AGREEMENT
                                ----------------

     This Waiver Agreement dated December 29, 2004 ("Agreement") is by and between XA, Inc., formerly The Experiential Agency, Inc., a Nevada Corporation (the "Company") and the parties who sign this Waiver Agreement (the "Investors"), (collectively the "Parties").

     WHEREAS, the Company and the Investors have previously entered into a Subscription Agreement dated as of June 30, 2004 relating to the sale by the Company to the Investors of Convertible Notes, Class A Common Stock Purchase Warrants, and Class B Common Stock Purchase Warrants ("Warrants").

     WHEREAS, the Company is contemporaneously with the Company's signing of this Agreement, which shall not be later than December 23, 2004, issuing One Hundred (100) shares of its common stock at $2.00 per share (the "Issuance") which under the Favored Nations Provision of Section 12(c) of the Subscription Agreement and Section 3.4 of the Warrants requires the Company to automatically reduce the Conversion Price of the Convertible Promissory Notes to $2.00 per share and reduce the Purchase Price of the Warrants to $2.00 per share.

     WHEREAS, pursuant to this Agreement the Company agrees to re-price the Convertible Promissory Notes and the Investors agree to waive the anti-dilution provisions of the Warrants, causing the Warrants not to be re-priced.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:

1) The Investors agree that under the anti-dilution provisions of the Subscription Agreement at Section 12(c) and pursuant to Section 2.1(c)D of the Convertible Promissory Notes, the Maximum Base Price as defined in
     Section 2.1(b) of the Convertible Notes is reduced to $2.00, subject to further adjustments.

2) The Investors agree to waive the anti-dilution provisions of the Class A Common Stock Purchase Warrants and the Class B Common Stock Purchase Warrants, only in connection with the Issuance, and that the Warrants will not be re-priced in connection with the Issuance.

3) The Investors further agree to waive all reset rights and anti-dilution rights in connection with the issuance of up to 500,000 shares of the Company's common stock in connection with Investor Relations, Public Relations, Legal services and EDGAR filing services over the course of a one year period beginning on the date of this Agreement which may be registered on Form S-8.

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4)   The  Company  undertakes to file within ten days of the date of this Waiver
     Agreement, a post-effective amendment to the Company's registration statement declared effective on September 3, 2004 ("Registration Statement"), which amendment will update the Registration Statement to describe the terms of this Agreement. The Investors acknowledge that as a result of the reduction of the Conversion Price described in Paragraph "1" above, the Registration Statement will have available for conversion of Note principle and interest fewer shares than necessary to allow for complete conversion into registered shares of all the Note principal and interest presently outstanding. The 655,588 registered shares presently available for conversions shall be reserved for the Investors in proportion to the Note principal held by them. The Investors waive the registration rights described in Sections 11.1(i) and 11.1(iv) in connection only with the shares that are not presently registered in the Registration Statement only as a result of the reduction of the Conversion Price as described in Paragraph "1" above. The Company acknowledges that the registration rights described in Section 11.1(ii) of the Subscription Agreement remain in full force and effect in connection with all Registrable Securities.

5) The Company acknowledges its obligation to issue Common Stock upon conversion of Note principal and interest whether or not such Common Stock is included in a registration statement. If such Common Stock is not included in a registration statement, it will be issued bearing the legend described in Section 4(e) of the Subscription Agreement. The Company further acknowledges that for purposes of Rule 144 under the 1933 Act, the holding period of all shares of Common Stock issuable upon conversion of the Notes commenced on the issue date of the Notes.

6) The Parties agree that all provisions of the Subscription Agreement, Convertible Notes, Class A Common Stock Purchase Warrants and Class B Common Stock Purchase Warrants, which are not changed or waived by this Agreement, will remain in effect as originally entered into between the Parties.

7)          Miscellaneous
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          (a)  Assignment.  All  of the terms, provisions and conditions of this
               ----------
               Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

          (b)  Applicable  Law.  This Agreement shall be construed in accordance
               ---------------
               with and governed by the laws of the State of New York, excluding any provision which would require the use of the laws of any other jurisdiction.

          (c)  Post-Split.  All the figures and calculations included in this
               ------------
               Agreement reflect the twenty for one reverse split of the Company's Common Stock effectuated on December 9, 2004.

          (d)  Entire  Agreement,  Amendments  and  Waivers.  This  Agreement
               ---------------------------------------------
               constitutes the entire agreement of the parties hereto and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent or such party.

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          (e)  Faxed Copies.  For purpose of this Agreement, a faxed signature
               --------------
               will constitute an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                         XA,  INC.
                         ---------

                         BY: /s/ Joseph Wagner
                            ---------------------
                         ITS: President
                             --------------------

                         PRINTED  NAME: Joseph Wagner
                                       ------------------

                         ALPHA  CAPITAL  AKTIENGESELLSCHAFT
                         ----------------------------------

                         BY:
                            ---------------------
                         ITS:
                             --------------------

                         PRINTED  NAME:
                                       ------------------

                         STONESTREET  LIMITED  PARTNERSHIP
                         ---------------------------------

                         BY: /s/ M. Finkelstein
                            ---------------------
                         ITS: President
                             --------------------

                         WHALEHAVEN  FUNDS  LIMITED
                         --------------------------

                         BY: /s/ Arthur Jones
                            ---------------------
                         ITS: Director
                             --------------------

                         PRINTED  NAME: Arthur Jones
                                       ------------------

                         GREENWICH  GROWTH  FUND  LIMITED
                         --------------------------------

                         BY: /s/ Don P. Dunstan
                            ---------------------
                         ITS: Director
                             --------------------

                         PRINTED  NAME:  Don P. Dunstan
                                       ------------------

                         GENESIS  MICROCAP  INC.
                         -----------------------

                         BY: /s/ Larry Gibbons
                            ---------------------
                         ITS:
                             --------------------

                         PRINTED  NAME: Larry Gibbons
                                       ------------------

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